UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2023

ALLARITY THERAPEUTICS, INC.

(Exact name of registrant as specified in our charter)

Delaware	001-41160	87-2147982
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 School Street, 2nd Floor, Boston, MA	02108
(Address of Principal Executive Offices)	(Zip Code)

(401) 426-4664

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ALLR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(b)  As previously reported, on January 20, 2023, the Company filed a Form 8-K disclosing, among other things, that Mr. Soren G. Jensen gave notice that he will resign as a director, to be effective as of February 4, 2023. On February 5, 2023, the Company provided notice to Nasdaq that as a result of Mr. Jensen’s resignation, there are only two independent directors of the Company’s board and audit committee. Under Nasdaq Listing Rule 5605(b), a majority of the board directors must be comprised of independent directors. Under Nasdaq Listing Rule 5605(c)(2), the Company must have an audit committee of three members meeting the criteria of such rule. With Mr. Jensen’s resignation, the Company’s current board consists of four members, two of whom are independent and the Company’s audit committee consist of two members each of whom are independent. Under Nasdaq Listing Rules 5605(b)(1)(A) and 5605(c)(4), the Company will have until the earlier of the next annual shareholders meeting or February 4, 2024 to comply with Nasdaq Listing Rules 5606(b) and 5605(c)(2). The Company’s board is seeking to appoint a new independent director as soon as practicable.

Item 5.07 Submission of Matters to A Vote of Security Holders.

On February 3, 2023, we held our previously adjourned annual meeting of stockholders (the “Annual Meeting”). Nine (9) proposals were submitted to our stockholders for a vote at the Annual Meeting. The proposals were described in detail in the Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on December 6, 2023 (the “Proxy Statement”). As of the close of business on December 6, 2022, the record date for the Annual Meeting, there were 10,260,157 shares of Common Stock, 15,266 shares of Series A Convertible Preferred Stock (“Series A Preferred Stock”) and 190,786.42 shares of shares of our Series B Preferred Stock (“Series B Preferred Stock”) outstanding and entitled to vote on the proposals described below, subject to any redemption or voting rights of the Board with respect to the Series B Preferred Stock as described in the Proxy Statement.

To the extent a holder of record had a right to vote for on a proposal, such holder’s shares were voted with the other class(es) that also had a right to vote for such proposal, together as a single class. Holders of record of shares of Common Stock had the right to vote on all matters brought before the Annual Meeting. Holders of record of shares of Series A Preferred Stock had the right to vote on all matters brought before the Annual Meeting, except for Proposal 5-Series A Conversion Nasdaq Proposal. Shares of Series B Preferred Stock had the right to vote on Proposal 3- Share Increase Proposal, Proposal 4- Reverse Stock Split Proposal, and Proposal 9- Adjournment Proposal. The matters described below were submitted to a vote of the Company’s stockholders at the Annual Meeting. Each proposal is described in detail in the Proxy Statement. Based on the preliminary results, it was announced at the Annual Meeting that Proposal 4-the Reverse Stock Split Proposal was approved. However, based on final results such proposal along with Proposal 3-Share Increase Proposal, and Proposal 5- Series A Conversion Nasdaq Proposal were not approved by the requisite vote.

The final results of the votes for all the Proposals are as follows:

Proposal 1: To elect two (2) Class I directors, Soren G. Jensen and Thomas Jensen, to serve until the 2026 annual meeting of stockholders or until their respective successors are duly elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Soren G. Jensen	2,934,725	162,352	203,657
Thomas Jensen	3,067,389	29,688	203,657

Proposal 2: To approve the issuance of Common Stock in one or more non-public offerings at a price below the minimum price of our Common Stock and in a number that will exceed 20% of our outstanding shares of Common Stock in accordance with Nasdaq Rule 5635(d).

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,814,698	1,282,379	-	203,657

Proposal 3: To approve an amendment to our Certificate of Incorporation, as amended, to increase the number of authorized shares from 30,500,000 to 150,500,000, and to increase the number of our common stock from 30,000,000 to 150,000,000, in substantially the form attached to the Proxy Statement as Appendix A (the “Share Increase Proposal”).

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,625,515	9,797,600	-	-

Proposal 4: To approve an amendment to our Certificate of Incorporation, as amended, in substantially the form attached to the Proxy Statement as Appendix B, to, at the discretion of the Board of Directors of the Company (the “Board”), effect a reverse stock split with respect to the Company’s issued and outstanding common stock, par value $0.0001 per share, at a ratio between 1-for-2 and 1-for-10 (the “Range”), with the ratio within such Range to be determined at the discretion of the Board (the “Reverse Stock Split Proposal”) and included in a public announcement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,095,859	9,327,256	-	-

Proposal 5: To approve the issuance of common stock at a price below the minimum price and in a number that will exceed 20% of our outstanding shares of common stock in accordance with Nasdaq Rule 5635(d) in connection with the shares of common stock that may be issuable upon conversion of shares of Series A Preferred Stock pursuant to an amendment to our Certificate of Designations of Series A Convertible Preferred Stock, as amended, to decrease the conversion price from $9.9061 to $2.00 and the floor price from $1.98 to $0.10, which conversion and floor prices may be further adjusted by the Board subject to the listing requirements of the Nasdaq Stock Market (the “Series A Conversion Nasdaq Proposal”).

Votes For	Votes Against	Abstentions	Broker Non-Votes
198,885	1,233,836	-	203,657

Proposal 6: To approve, on an advisory basis, the compensation of our named executive officers

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,867,802	1,226,875	2,400	203,657

Proposal 7: To indicate, on an advisory basis, the preferred frequency of holding an advisory vote on the compensation of our named executive officers.

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
1,271,246	1,844	1,819,787	4,200	203,657

Proposal 8: To approve the issuance of Common Stock in connection with entering into a proposed equity line of credit at prices below the minimum price of our Common Stock and in a number that will exceed 20% of our outstanding shares of Common Stock in accordance with Nasdaq Rule 5635.

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,809,021	1,287,412	644	203,657

Proposal 9: To approve the adjournment of the meeting, if necessary or advisable, to solicit additional proxies in favor of the Share Increase Proposal or the Reverse Stock Split Proposal (“Adjournment Proposal”).

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,563,755	9,853,440	800	-

For more information about the foregoing Proposals and voting rights associated with the Common Stock, Series A Preferred Stock and Series B Preferred Stock, see the Proxy Statement, the relevant portions of which are incorporated herein by reference. The results reported above are the final voting results. No other matters were considered or voted upon at the meeting.

Pursuant to the Certificate of Designations of the Series B Preferred Stock (“Series B COD”), all shares of Series B Preferred Stock that were not present in person or by proxy at the Annual Meeting as of immediately prior to the opening of the polls at the Annual Meeting were automatically redeemed (the “Initial Redemption”). In addition, any outstanding shares of Series B Preferred Stock that were not redeemed pursuant to the Initial Redemption were automatically redeemed in whole upon the conclusion of the Annual Meeting.

Item 8.01 Other Events

The information disclosed in Item 5.07 above is incorporated herein by reference.

In January 2023, we received a letter to produce documents from the SEC and that stated that the staff of the SEC is conducting an investigation known as “In the Matter of Allarity Therapeutics, Inc.” to determine if violations of the federal securities laws have occurred. The documents requested appear to focus on disclosures relating to submissions, communications and meetings with the FDA regarding our NDA for Dovitinib or Dovitinib-DRP. The SEC letter also stated that investigation is a fact-finding inquiry and does not mean that that the SEC has concluded that the Company or anyone else has violated the laws. We do not know when the SEC’s investigation will be concluded or what action, if any, might be taken in the future by the SEC or its staff as a result of the matters that are the subject to its investigation or what impact, if any, the cost of continuing to respond to inquiries might have on our financial position or results of operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allarity Therapeutics, Inc.

	By:	/s/ James G. Cullem
James G. Cullem Chief Executive Officer

Dated: February 6, 2023

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